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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported): March 7, 2001


                               DRUG EMPORIUM, INC.
                               -------------------
             (Exact name of Registrant as specified in its charter)




         DELAWARE                     0-16998                    31-1064888
----------------------------  ------------------------       -------------------
(State or other jurisdiction  (Commission File Number)        (I.R.S. Employer
     of incorporation)                                       Identification No.)



                  155 HIDDEN RAVINES DRIVE, POWELL, OHIO  43065
                  ---------------------------------------------
               (Address of principal executive offices) (Zip code)


       Registrant's telephone number, including area code: (740) 548-7080
                                                           --------------


                                 NOT APPLICABLE
          --------------------------------------------------------------
          (Former name or former address, if changed since last report)

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ITEM 5.  OTHER EVENTS.

         On March 7, 2001, the Company issued a press release commenting on recent stock activity. This press release is attached hereto as Exhibit 99.1, and incorporated herein by reference in its entirety.

         On March 14, 2001 the Company issued a press release announcing delisting from Nasdaq National Market. The press release is attached hereto as
Exhibit 99.2, and incorporated herein by reference in its entirety.

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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (c)      EXHIBITS

                  99.1     Press Release dated March 7, 2001.
                  99.2     Press Release dated March 14, 2001.

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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                        DRUG EMPORIUM, INC.



                                        By: /s/ Terry L. Moore
                                            -------------------------------
                                            Terry L. Moore
                                            Chief Financial Officer


Dated:   March 16, 2001
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                                    FORM 8-K

                              DATED MARCH 16, 2001

                                  EXHIBIT INDEX
                                  -------------


         EXHIBIT NO.                DESCRIPTION
         -----------                -----------

             99.1                   Press Release dated March 7, 2001.
             99.2                   Press Release dated March 14, 2001.